UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

DCP Midstream Partners, LP (the “Partnership”) announced in a press releases dated May 19, 2008, which is incorporated by reference into this item 7.01 from Exhibit 99.1 attached hereto, that Mark A. Borer, president and chief executive officer of DCP Midstream GP, LLC (“DCP GP”), the general partner to the general partner of the Partnership, will present at the 2008 Master Limited Partnership Investor Conference in New York City, New York on Thursday, May 22, 2008 at approximately 1:45 p.m. EDT. The conference will be webcast and will be accessible on the Partnership’s website under the Investor Relations Section along with the related presentation materials (www.dcppartners.com). A replay of the webcast will be archived for 30 days after the conference.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:Michael S. Richards Title:Vice President, General Counsel and Secretary

May 19, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 19, 2008